Income Taxes	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Income Taxes
13.	INCOME TAXES

Years ended December 31	2018	2017
Current income tax expense	$156	$196
Deferred income tax recovery	(768)	(661)
Income tax recovery	$(612)	$(465)

Income tax recovery differs from the amount that would result from applying the Canadian federal and provincial income tax rates to (loss) earnings before taxes. These differences result from the following items:

Years ended December 31	2018	2017
(Loss) earnings before taxes	$(4,761)	$193
Canadian federal and provincial income tax rates	25%	25%
Income tax (recovery) expense based on Canadian federal and provincial income tax rates	(1,190)	48
(Decrease) increase attributable to:
Impairment of mining interests - changes in recognition of deferred tax assets	499	—
Impairment of mining interests - statutory tax rate differences	(214)	(206)
Foreign exchange impact on tax bases of assets, liabilities, and losses	264	(8)
Changes in recognition of deferred tax assets	149	38
Changes in tax estimates with respect to prior years	79	5
Non-deductible expenditures	21	16
Mining taxes	7	10
Assets sold and assets held for sale	—	(36)
Mexican inflation on tax values	(8)	(30)
Argentinian tax reform (1)	(13)	(156)
Non-taxable portion of net earnings from associates	(21)	(47)
Effects of different foreign statutory tax rates on earnings of subsidiaries	(25)	25
Other impact of foreign exchange (2)	(170)	(116)
Other	10	(8)
	$(612)	$(465)

(1)

In December 2017, Argentina enacted corporate tax changes which included a reduction in the corporate tax rate from 35% to 30% for 2018 and 2019, with a further reduction to 25% for 2020 and thereafter. Concurrently, a dividend distribution tax was introduced which charges an effective tax of 5% for 2018 and 2019 and 10% for 2020 and thereafter on dividend distributions. The Argentine tax rate reduction resulted in a deferred tax recovery of $156 million in 2017.

(2)

Other impacts of foreign exchange include the currency translation effects of local currency current taxes receivable and payable, the tax impact of local currency foreign exchange gains or losses and the non-taxable or non-deductible US dollar currency foreign exchange gains or losses.

The significant components of deferred income tax assets and liabilities were as follows:

	At December 31 2018	At December 31 2017
Deferred income tax assets (a)
Operating loss carryforwards
Argentina	$20	$144
Canada	10	141
Mexico	49	3
Chile	5	5
	84	293
Deductible temporary differences relating to:
Reclamation and closure cost obligations	54	144
Mining interests	83	131
Other	37	112
	174	387
Investment tax credits	1	89
Total deferred income tax assets	259	769
Deferred income tax liabilities
Taxable temporary differences relating to:
Mining interests	(2,445)	(3,636)
Other	(81)	(84)
Total deferred income tax liabilities	(2,526)	(3,720)
Deferred income tax liabilities, net	(2,267)	(2,951)
Balance sheet presentation
Deferred income tax assets	22	112
Deferred income tax liabilities	(2,289)	(3,063)
Deferred income tax liabilities, net	$(2,267)	$(2,951)

(a)

The Company believes that it is probable that the results of future operations will generate sufficient taxable income to realize the above noted deferred income tax assets. During the year ended December 31, 2018, the Company recognized $32 million (2017 – $109 million) in deferred tax assets that were in excess of taxable temporary differences but are supported by expected future taxable earnings.

Deferred tax assets that have not been recognized as part of the total above were as follows:

	At December 31 2018	At December 31 2017
Operating loss carryforwards	$358	$37
Non-operating losses	101	111
Deductible temporary differences relating to:
Mining interests	168	—
Reclamation and closure cost obligations	112	—
Tax credits	80	6
Other	9	—
	$828	$154